SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 21, 2002

                               GRAPHON CORPORATION
             (Exact name of Registrant as specified in its charter)


       Delaware                     0-21683                  13-3899021
(State of incorporation)     (Commission File No.)         (IRS Employer
                                                         Identification No.)


                               400 Cochrane Circle
                          Morgan Hill, California 95037
                    (Address of principal executive offices)

                  Registrant's telephone number: (800) 472-7466

Item 5.    Other Events

      On November 19, 2002, GraphOn Corporation (the "Company") issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2002. A copy of the press release is attached to this Form 8-K.


Item 7.    Financial Statements, Pro Forma Financial Information
            and Exhibits

Exhibit No.             Description

   99.1      Press Release dated November 19, 2002


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               GraphOn Corporation

Date:  November 21, 2002       By: /s/ WILLIAM SWAIN
                                   ----------------------
                                   William Swain
                                   Chief Financial Officer